 Exhibit 10.5

Consent to be Named as a Director Nominee

In connection with the filing by Expion360 Inc. (the “Company”) of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to the Registration Statement and all amendments and supplements thereto.

Date: March 30, 2022	By:	/s/ George Lefevre
George Lefevre